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                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT, dated as of August 6, 2004 (this "First Amendment"), to the Credit Agreement, dated as of May 28, 2004 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among ANR HOLDINGS, LLC, a Delaware limited liability company ("Holdings"), ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company (the "Borrower"), the LENDERS from time to time party thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as syndication agent (in such capacity, the "Syndication Agent"), UBS SECURITIES LLC, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, UBS SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers (in such capacities, collectively, the "Arrangers"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and UBS SECURITIES LLC, as joint bookrunners (in such capacities, collectively, the "Bookrunners").

                              W I T N E S S E T H:

            WHEREAS, Holdings, the Borrower and the Administrative Agent, among others, are parties to the Credit Agreement;

            WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this First Amendment; and

            WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:

            "Permitted AMCI Transactions" shall mean any transactions on terms and conditions not less favorable to the Borrower and the relevant Subsidiary or Subsidiaries than could be obtained on an arm's-length basis from unrelated third parties in which the Borrower and/or any Subsidiary or Subsidiaries shall enter into agreements (or otherwise transact) with AMCI or an Affiliate of AMCI, in each case, in connection with Permitted Excelven Investments."

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            "Permitted Excelven Investments" shall mean (a) Investments required in connection with the Borrower's initial acquisition of Equity Interests in Excelven Pty Ltd pursuant to the definitive subscription documents relating to such Investment in an aggregate amount not to exceed $5,000,000 and (b) additional Investments made by the Borrower in Excelven Pty Ltd not to exceed $5,000,000, provided that no more than $2,500,000 of the Investments described in this clause (b) shall be made during the fiscal year ending December 31, 2004.

            3. Amendment to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended by adding the following words at the end of clause
(m) thereof:

            "and rights of first refusal, purchase options and similar contractual rights contained in the definitive documentation relating to the Permitted Excelven Investments"

            4. Amendment to Section 6.04 (Investments, Loans and Advances).
Section 6.04 of the Credit Agreement is hereby amended by adding "(i)" to the beginning of clause (m) thereof, adding a reference to "(i)" after the reference to clause "(m)" in the third line thereof and adding the following words at the end of such clause:

            "and (ii) Permitted Excelven Investments"

            5. Amendment to Section 6.06 (Restricted Payments; Restrictive Agreements). Section 6.06(b) of the Credit Agreement is hereby amended by adding the following clause (G) at the end of such Section:

            "and (G) clause (i) of the foregoing shall not apply to customary provisions in the shareholders agreement and related documentation relating to the Permitted Excelven Investments restricting the assignment or transfer of the Equity Interests in Excelven Pty Ltd"

            6. Amendment to Section 6.07 (Affiliate Transactions). Section 6.07 of the Credit Agreement is hereby amended by adding the following clause at the end of such Section:

            "and (e) the Borrower and the Subsidiaries may engage in Permitted AMCI Transactions."

            7. Representations and Warranties. In order to induce the other parties hereto to enter into this First Amendment, Holdings and the Borrower represent and warrant to each other party hereto that, after giving effect to this First Amendment: (a) the representations and warranties set forth in each Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this First Amendment and (b) no Event of Default or Default shall have occurred and be continuing.

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            8. Conditions to Effectiveness of this First Amendment. This First
Amendment shall become effective on the date (the "First Amendment Effective Date") on which:

            (a) The Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

            (b) The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date.

            (c) The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

            9. Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each of Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. This First Amendment shall constitute a Loan Document.

            10. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this First Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

            11. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this First Amendment by the Borrower, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

            12. Effect of Amendment. On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this First Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the

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Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

            13. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

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            IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        ANR HOLDINGS, LLC

                                        By: /s/ Michael J. Quillen
                                            Name:  Michael J. Quillen
                                            Title: President

                                       ALPHA NATURAL RESOURCES, LLC

                                        By: /s/ Michael J. Quillen
                                            Name: Michael J. Quillen
                                            Title: President

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent,

                                        By: /s/ Daniel J. Miller
                                            Name: Daniel J. Miller
                                            Title: Vice President

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      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA
      NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS
      AMENDED

To Approve the First Amendment:

Name of Institution:

UBS LOAN FINANCE LLC

By: /s/ Wilfred V. Saint
Name: /s/ Wilfred V. Saint
Title: Director

By: /s/ Doris Mesa
Name: Doris Mesa
Title: Associate Director

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      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA
      NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS
      AMENDED

To Approve the First Amendment:

Name of Institution:

SOCIETE GENERALE

By: /s/ Chris Henstock
Name: Chris Henstock
Title: Director

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      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA
      NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS
      AMENDED

To Approve the First Amendment:

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Dawn DiGianno
Name: Dawn DiGianno
Title: Vice President

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      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA
      NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS
      AMENDED

To Approve the First Amendment:

Name of Institution:

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By: /s/ Joseph Adipoetro
Name: Joseph Adipoetro
Title: Director

By: /s/ Joshua Parrish
Name: Joshua Parrish
Title: Associate

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      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA
      NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS
      AMENDED

To Approve the First Amendment:

Name of Institution:

BRANCH BANKING AND TRUST

By: /s/ Stephen J. Wood
Name: Stephen J. Wood
Title: Vice President

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